Exhibit 10.8

June 20, 2019

Maui Acquisition Corp.

Safariland, LLC

Safariland Global Sourcing, LLC

Horsepower, LLC

Mustang Survival Holdings, Inc.

Mustang Survival, Inc.

Mustang Survival Mfg, Inc.

Med-Eng, LLC

Sencan Holdings, LLC

Atlantic Tactical, Inc.

Lawmen’s Distribution, LLC

Safariland Distribution, LLC

GH Armor Systems Inc.

United Uniform Distribution, LLC

Mustang Survival ULC

Med-Eng Holdings ULC

Pacific Safety Products Inc.

13386 International Parkway

Jacksonville, Florida 32218

Attn: Scott O'Brien and Susanne Paskins

Re:	Consent and Fifth Amendment to Second Amended and Restated Loan and Security Agreement (this "Amendment")

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Loan and Security Agreement dated as of November 18, 2016 (as at any time amended, modified, restated, or supplemented, the "Loan Agreement"), by and among MAUI ACQUISITION CORP., a Delaware corporation ("Holdings"), SAFARILAND, LLC, a Delaware limited liability company ("Safariland"), SAFARILAND GLOBAL SOURCING, LLC, a Delaware limited liability company ("Global Sourcing"), HORSEPOWER, LLC, a Delaware limited liability company ("Horsepower"), MUSTANG SURVIVAL HOLDINGS, INC., a Delaware corporation ("Mustang Holdings"), MUSTANG SURVIVAL, INC., a Washington corporation ("Mustang Survival"), MUSTANG SURVIVAL MFG, INC., a Delaware corporation ("Mustang Manufacturing"), MED-ENG, LLC, a Delaware limited liability company ("Med-Eng"), SENCAN HOLDINGS, LLC, a Delaware limited liability company ("Sencan Holdings"), ATLANTIC TACTICAL, INC., a Pennsylvania corporation ("ATI"), LAWMEN’S DISTRIBUTION, LLC, a Delaware limited liability company ("Lawmen’s"), SAFARILAND DISTRIBUTION, LLC, a Delaware limited liability company ("Distribution"), GH ARMOR SYSTEMS INC., a Delaware corporation ("GH"), UNITED UNIFORM DISTRIBUTION, LLC, a Delaware limited liability company ("UUD" and, together with Holdings, Safariland, Global Sourcing, Horsepower, Mustang Holdings, Mustang Survival, Mustang Manufacturing, Med-Eng, Sencan Holdings, ATI, Lawmen’s, Distribution and GH, collectively, "U.S. Borrowers"), MUSTANG SURVIVAL ULC, a British Columbia unlimited liability company ("Canadian Borrower"; together with U.S. Borrowers, collectively, "Borrowers"), MED-ENG HOLDINGS ULC, a British Columbia unlimited liability company ("Med-Eng ULC") and PACIFIC SAFETY PRODUCTS INC., a Canadian corporation ("PSP"; together with Med-Eng ULC, collectively, "Canadian Guarantors"; together with Borrowers, collectively, "Obligors"), the financial institutions party to the Loan Agreement from time to time as lenders (collectively, "Lenders"), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders ("Agent"). Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms under the Loan Agreement.

Obligors have informed Agent and Lenders that Safariland and The Safariland Group Nederland B.V. ("Safariland Foreign Holdco") entered into that certain Share Purchase Agreement dated as of May 20, 2019, a true, correct and complete copy of which is attached hereto as Exhibit A (the "Purchase Agreement"; collectively with all other documents, instruments, agreements, and certificates executed and delivered in connection therewith, the "Sale Documents"), among Safariland, Safariland Foreign Holdco, and Wing Inflatables, Inc. ("Purchaser"), pursuant to which Safariland and Safariland Foreign Holdco intend to sell to Purchaser, and Purchaser intends to purchase from Safariland and Safariland Foreign Holdco, all of the Equity Interests of Mustang Holdings and Canadian Borrower for an aggregate cash consideration in an amount equal to $27,000,000, plus or minus the applicable adjustments under the Sale Documents (collectively, the "Cash Proceeds"). Such sale transaction is collectively referred to herein as the "Mustang Sale Transaction." Pursuant to the terms of the Purchase Agreement, upon signing of the Purchase Agreement, Purchaser delivered to Safariland a deposit in the amount of $1,750,000 (the "Deposit") to a deposit account designated by Safariland to be held by Safariland pursuant to the terms of the Purchase Agreement. For the avoidance of doubt, if the closing of the Mustang Sale Transaction occurs, on the closing date thereof, the Deposit shall be credited against the Cash Proceeds to be delivered by Purchaser on such closing date.

In connection with the Mustang Sale Transaction, Obligors have requested that Agent and Lenders enter into this Amendment and consent to (x) release each of Mustang Holdings, Mustang Survival, Mustang Manufacturing and Canadian Borrower (collectively, the "Mustang Entities" and each individually, a "Mustang Entity") from its duties and obligations under the Loan Agreement and the other Loan Documents, and (y) release Agent's Lien upon (i) the Equity Interests of Mustang Holdings, Mustang Survival and Mustang Manufacturing, (ii) all assets of each Mustang Entity, including, without limitation, all Collateral owned by each Mustang Entity, and (iii) the deposit account ending in 0831 maintained by Safariland with Bank of America, N.A. (the "Safariland Account") (the assets referred to in the foregoing subclauses (i), (ii) and (iii) are collectively referred to herein as the "Released Assets"), in each case, upon consummation of the Mustang Sale Transaction.

To facilitate the Mustang Sale Transaction, Obligors also have requested that Agent and Lenders enter into this Amendment and consent to transactions among the Mustang Entities, Safariland, Safariland Foreign Holdco and Dutch CV Holdco as described in the Step Plan (as defined below), the purposes of which are to eliminate intercompany receivables and payables among the Mustang Entities, on the one hand, and Safariland, Safariland Foreign Holdco, Dutch CV Holdco and any other Obligor, on the other hand, so that on the Closing Date (as defined in the Purchase Agreement) there are no such intercompany receivables or payables owing to or from any of the Mustang Entities by any Obligor that is not a Mustang Entity, all as more fully set forth on that certain draft tax restructuring step plan dated May 6, 2019 created by Deloitte Tax LLP (the “Step Plan”) and separately provided to Agent by Obligors, or such other tax restructuring step plan created by Deloitte Tax LLP (or another tax advisor reasonably acceptable to Agent) that is provided to Agent prior to the consummation of the transactions described therein and reasonably acceptable to Agent; provided, however, that any change to the amount of a receivable or payable set forth in the Step Plan shall not be required to be provided to Agent and shall not require the approval of Agent prior to consummation of such change (collectively, the "Mustang Purchase Restructuring Transactions").

The Mustang Sale Transaction is not permitted by, among other provisions, Section 10.2.6 of the Loan Agreement. The Mustang Purchase Restructuring Transactions are not permitted by, among other provisions, Sections 10.2.4, 10.2.5, 10.2.6, 10.2.8, 10.2.17 and 10.2.20 of the Loan Agreement. Obligors have requested that Agent and Lenders consent to the Mustang Sale Transaction and the Mustang Purchase Restructuring Transactions, notwithstanding such prohibitions.

Subject to the terms and conditions set forth herein, Agent and Lenders are willing to consent to the Mustang Sale Transaction and the Mustang Purchase Restructuring Transactions and enter into this Amendment.

The parties also desire to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for good and valuable consideration, the receipt of which is hereby acknowledged, Lenders, Agent, and Obligors hereby agree as follows.

1.       Consents.

(a)       Mustang Sale Transaction. Subject to the satisfaction of the conditions precedent set forth in Section 5(a) hereof, Agent and Lenders consent to the Mustang Sale Transaction and the transfer of the Safariland Account by Safariland to Mustang Survival.

(b)       Mustang Purchase Restructuring Transactions. Subject to the satisfaction of the conditions precedent set forth in Section 5(b) hereof, Agent and Lenders consent to the Mustang Purchase Restructuring Transactions.

(c)       Deposit. Agent and Lenders acknowledge that Safariland will hold the Deposit pursuant to the terms of the Purchase Agreement and, in the event the Deposit is required to be returned to the Purchaser pursuant to the terms of the Purchase Agreement as in effect on the date hereof, Agent and Lenders consent to the return of the Deposit by Safariland to the Purchaser; provided, that, (x) to the extent the Mustang Sale Transaction is not consummated and any amount of the Deposit is retained by Safariland, such amount shall be applied to the Obligations in accordance with the Intercreditor Agreement, and (y) in the event that the Mustang Sale Transaction is consummated, the Deposit shall constitute a portion of the Purchase Price (as defined in the Purchase Agreement) and shall be delivered to the Proceeds Account (as defined below). Agent and Lenders further acknowledge that, until the earlier to occur of (i) the closing of the Mustang Sale Transaction and (ii) at such time as Safariland is entitled to retain the Deposit pursuant to the terms of the Purchase Agreement, the Deposit shall not be applied to the Obligations.

2.       Release of Mustang Entities as Obligors.

(a)       Upon the satisfaction of each condition precedent set forth in Section 5(a) of this Amendment in accordance with the terms thereof (the "Effective Release Date"), and in furtherance of the foregoing and without further action by any party hereto, (i) Agent, Lenders, and Obligors hereby acknowledge and agree that each Mustang Entity shall no longer be deemed to be, and shall not have any of the rights of, a "Borrower" or an "Obligor" under the Loan Agreement and the other Loan Documents to which any Mustang Entity is a party, (ii) each Lender hereby authorizes Agent to release its Liens on all of the Released Assets, and (iii) Agent and Lenders hereby release and discharge each Mustang Entity from all liability with respect to the Obligations and from any and all other obligations, covenants and liabilities under the Loan Agreement and the other Loan Documents. For the avoidance of doubt, each Obligor acknowledges and agrees that Agent's Liens and security interests shall continue in the Cash Proceeds received by such Obligor. Each Obligor represents and warrants to Agent and Lenders that, other than (x) the Liens of Agent to secure the Obligations, and (y) the Liens of the Term Loan Agent to secure the Term Loan Debt, the Released Assets are not subject to any Lien or claim that would require any Obligor under Applicable Law or any agreement to make any payment or deliver any portion of the Cash Proceeds received by such Obligor to any Person other than Agent and Term Loan Agent in order to transfer and convey the Released Assets to Purchaser free and clear of Liens.

(b)       Upon the satisfaction of each condition precedent set forth in Section 5(a) of this Amendment in accordance with the terms thereof, and in furtherance of the foregoing, Agent agrees to deliver to Purchaser all powers (if any) in Agent's possession with respect to any Equity Interests included in the Released Assets, and to promptly file, at Obligors' expense, UCC and PPSA termination statements with respect to Agent's UCC and PPSA financing statements filed against any Mustang Entity and USPTO and CIPO releases with respect to any filings made with the United States Patent and Trademark Office or the Canadian Intellectual Property Office against any of the Released Assets. Except for Agent's release of its Lien upon the Released Assets described above, Agent shall retain all of its Liens upon all other Collateral (including, without limitation, the Cash Proceeds), and nothing contained herein shall be deemed or construed to create a novation or accord and satisfaction, and the Loan Agreement and the other Loan Documents shall remain in full force and effect with respect to all Obligors other than the Mustang Entities (each such Obligor other than the Mustang Entities being hereinafter referred to individually as a "Continuing Obligor" and collectively as "Continuing Obligors"). Each Continuing Obligor, Agent and each Lender acknowledge and agree that, after giving effect to the provisions of this Amendment (including, without limitation, the foregoing provisions of this Section 2), each Continuing Obligor shall remain jointly and severally liable for all of the Obligations (or, in the case of each Continuing Obligor that is a Canadian Obligor, the Canadian Obligations), whether arising prior to, on, or after the Effective Release Date, including, without limitation, the Obligations of each Mustang Entity arising prior to the Effective Release Date, and, for the avoidance of doubt, all indemnification obligations that may arise on or after the Effective Release Date in respect of any act or failure to act on the part of any Mustang Entity prior to the Effective Release Date.

(c)       Each Continuing Obligor hereby (i) consents to the release of each Mustang Entity as a "Borrower" and an "Obligor" under the Loan Agreement and the other Loan Documents, and (ii) acknowledges and agrees that (A) neither such release nor anything contained in this Amendment shall modify in any respect whatsoever such Continuing Obligor's Obligations, covenants, duties, indebtedness and liabilities as a "Borrower" or a "Guarantor", as applicable, and "Obligor" under the Loan Agreement and the other Loan Documents, all of which are hereby ratified, reaffirmed and shall remain in full force and effect, (B) the Loan Agreement and the other Loan Documents to which such Continuing Obligor is a party are the legal, valid and binding obligations of such Continuing Obligor that are enforceable against such Continuing Obligor in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar law affecting or relating to the rights of creditors generally or as equitable remedies may be granted only in the discretion of a court of competent jurisdiction, and (C) all security interests and Liens granted to or for the benefit of Agent, and all security interests and Liens upon the Collateral (other than the Released Assets) granted to Agent pursuant to the Loan Agreement and the other Loan Documents remain in full force and effect and secure all Obligations of each Continuing Obligor (or, in the case of each Continuing Obligor that is a Canadian Obligor, the Canadian Obligations) under the Loan Agreement and the other Loan Documents, all of which are hereby ratified and confirmed.

3.       Amendments to Loan Agreement. Upon satisfaction of the conditions precedent set forth in Section 5(a) of this Amendment, in form and substance satisfactory to Agent, unless satisfaction thereof is specifically waived in writing by Agent, the Loan Agreement shall be amended as follows:

(a)       By adding the following new definitions of "EBITDA Certificate," "Fifth Amendment Date," "Line Reserve," "Line Reserve Period," "Line Reserve Release Conditions," "Line Reserve Release EBITDA," "Mustang Purchase Agreement" and "Mustang Purchaser" to Section 1.1 of the Loan Agreement in proper alphabetical order:

EBITDA Certificate: a certificate executed by a senior financial officer of Borrower Agent or Safariland, in form and substance reasonably satisfactory to each of Agent and KCA (as defined in the Term Loan Agreement) and certifying the EBITDA of Obligors and Subsidiaries, on a consolidated basis and after giving pro forma effect to the transactions contemplated by the Mustang Purchase Agreement, for the applicable period of twelve (12) consecutive calendar months ending after the Fifth Amendment Date and ending on the last day of a Fiscal Quarter, as demonstrated by the financial calculations attached thereto and the financial statements previously delivered to Agent pursuant to Section 10.1.2 (which certificate may be delivered as part of a Compliance Certificate).

Fifth Amendment Date: June 20, 2019.

Line Reserve: $5,000,000.

Line Reserve Period: a period (a) beginning on the Fifth Amendment Date and ending on the first calendar day of the first calendar month after which all of the Line Reserve Release Conditions have been satisfied, as reasonably determined by Agent and KCA (as defined in the Term Loan Agreement), or (b) unless Agent has received two (2) consecutive EBITDA Certificates demonstrating Line Reserve Release EBITDA, beginning on the first calendar day of the first calendar month after which Agent receives a EBITDA Certificate that does not demonstrate Line Reserve Release EBITDA, as reasonably determined by Agent and KCA (as defined in the Term Loan Agreement), and ending on the first calendar day of the first calendar month after which all of the Line Reserve Release Conditions have been satisfied, as reasonably determined by Agent and KCA (as defined in the Term Loan Agreement).

Line Reserve Release Conditions: the satisfaction of each of the following conditions, as reasonably determined by Agent: (a) no Default or Event of Default exists or would be caused by the release of the Line Reserve, and (b) the receipt by Agent of an EBITDA Certificate demonstrating Line Reserve Release EBITDA.

Line Reserve Release EBITDA: for any period of twelve (12) consecutive calendar months, EBITDA of not less than the Dollar Equivalent of $43,000,000.

Mustang Purchase Agreement: that certain Share Purchase Agreement dated as of May 20, 2019, among Safariland, The Safariland Group Nederland B.V., a Netherlands limited liability company, and Mustang Purchaser.

Mustang Purchaser: Wing Inflatables, Inc., a Delaware corporation, and/or one or more Affiliates thereof.

(b)       By deleting the reference to "the Maximum Facility Amount" in each of (i) the definition of "LC Conditions" set forth in Section 1.1 of the Loan Agreement and (ii) Section 2.1.3 of the Loan Agreement and by substituting in lieu thereof, in each case, a reference to "the Maximum Facility Amount minus, prior to Agent's receipt of two (2) consecutive EBITDA Certificates demonstrating Line Reserve Release EBITDA and only during a Line Reserve Period, the Line Reserve."

(c)       By adding a new Section 2.1.9 of the Loan Agreement as follows:

2.1.9       Line Reserve. Obligors and Agent agree that, on the Fifth Amendment Date, a Line Reserve Period shall commence and the Line Reserve shall be subtracted from the Maximum Facility Amount for purposes of determining Borrowers' ability to request the making of Revolver Loans and the issuance of Letters of Credit. If, subsequent to the Fifth Amendment Date, the Line Reserve Release Conditions are satisfied as reasonably determined by Agent and KCA (as defined in the Term Loan Agreement), the Line Reserve Period beginning on the Fifth Amendment Date shall end on the first calendar day of the first calendar month after such satisfaction of the Line Reserve Release Conditions. If at any time after such date, a Line Reserve Period is not in effect and Agent receives a EBITDA Certificate that does not demonstrate Line Reserve Release EBITDA, a Line Reserve Period shall begin on the first calendar day of the first calendar month after the receipt of such EBITDA Certificate and the Line Reserve shall be subtracted from the Maximum Facility Amount for purposes of determining Borrowers' ability to request the making of Revolver Loans and the issuance of Letters of Credit. If, at any time a Line Reserve Period is in effect and the Line Reserve Release Conditions are satisfied as reasonably determined by Agent and KCA (as defined in the Term Loan Agreement), such Line Reserve Period shall end on the first calendar day of the first calendar month after such satisfaction of the Line Reserve Release Conditions. At any time after Agent's receipt of two (2) consecutive EBITDA Certificates demonstrating Line Reserve Release EBITDA, notwithstanding anything in this Section 2.1.9 to the contrary, the Line Reserve shall not be subtracted from the Maximum Facility Amount for purposes of determining Borrowers' ability to request the making of Revolver Loans and the issuance of Letters of Credit for the remainder of the term of this Agreement.

(d)       By deleting Section 10.1.2(c) of the Loan Agreement and by substituting the following in lieu thereof:

(c)       concurrently with the delivery of financial statements under clauses (a) and (b) above (or more frequently if requested by Agent while a Default or an Event of Default exists), whether or not a Covenant Testing Period exists, a Compliance Certificate executed by a senior financial officer of Borrower Agent or Safariland, and, prior to Agent's receipt of two (2) consecutive EBITDA Certificates demonstrating Line Reserve Release EBITDA and if such financial statements are in respect of the end of a Fiscal Quarter, a EBITDA Certificate executed by a senior financial officer of Borrower Agent or Safariland;

(e)       By deleting the "and" immediately after clause (u) of Section 10.2.1 of the Loan Agreement, by deleting the "." at the end of clause (v) of Section 10.2.1 of the Loan Agreement and by substituting in lieu thereof a reference to "; and", and by adding the following new clause (w) to Section 10.2.1 of the Loan Agreement:

(w)       Debt in the form of indemnification obligations by Safariland in favor of Mustang Purchaser and certain of its affiliates arising under the Mustang Purchase Agreement.

4.       Joinder of Med-Eng ULC as the "Canadian Borrower." Upon satisfaction of the conditions precedent set forth in Section 5(a) of this Amendment, in form and substance satisfactory to Agent, unless satisfaction thereof is specifically waived in writing by Agent, Med-Eng ULC becomes the Canadian Borrower and a Borrower for all purposes under the Loan Agreement, and hereby expressly assumes all obligations and liabilities of the Canadian Borrower and of the Canadian Borrower in its capacity as a Borrower thereunder. Med-Eng ULC hereby further acknowledges, agrees and confirms that, by its execution of this Amendment, it shall further be fully bound by, and subject to, all of the covenants, terms, obligations (including, without limitation, all payment obligations) and conditions of the Loan Agreement which are applicable to it in its capacity as the Canadian Borrower and of the Canadian Borrower in its capacity as a Borrower as though originally party thereto as the Canadian Borrower and a Borrower. By its signature below, each Obligor, Agent, each Lender and (by their acceptance of the benefits hereof), each other Secured Party hereby agrees and consents to Med-Eng ULC becoming bound by, and subject to, the terms and conditions of the Loan Agreement as provided herein and therein, and agrees and acknowledges that, from and after the satisfaction of the conditions precedent set forth in Section 5(a) of this Amendment, in form and substance satisfactory to Agent, unless satisfaction thereof is specifically waived in writing by Agent, Med-Eng ULC shall be afforded the benefits of the Loan Documents, in accordance with the terms and conditions thereof as provided herein, in each case as fully and the same as if Med-Eng ULC was originally party thereto as the Canadian Borrower and a Borrower, and the definition of "Canadian Borrower" set forth in the Loan Agreement and the other Loan Documents is amended to refer to Med-Eng ULC.

5.       Conditions Precedent.

(a)       The effectiveness of Sections 1(a), 2, 3 and 4 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Agent (as determined by Agent in its sole discretion), on or before June 20, 2019:

(i)       Agent receives an original signed counterpart of this Amendment from each Lender and each Obligor;

(ii)       Agent receives written opinions of Kane Kessler, P.C., Borden Ladner Gervais LLP and K&L Gates LLP, and any other local counsel to Continuing Obligors or Agent;

(iii)       Agent receives long form good standing certificates for each Continuing Obligor (or, with respect to any Continuing Obligor that is a Canadian Obligor, the equivalent thereof), issued by (i) the Secretary of State or other appropriate official of such Continuing Obligor's jurisdiction of organization, and (ii) the Secretary of State or other appropriate official in each jurisdiction set forth on Schedule 6.1(g) to the Loan Agreement;

(iv)       Agent receives a certificate of a duly authorized officer of each Continuing Obligor, certifying (i) the Organic Documents of such Continuing Obligor that were delivered on the date referenced in such certificate remain, as of the date of such certificate, true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of this Amendment and the other Loan Documents entered into concurrently herewith or pursuant hereto is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Amendment; and (iii) the title, name and signature of each Person authorized to sign this Amendment and the other Loan Documents entered into concurrently herewith or pursuant hereto;

(v)       Agent receives acknowledgments of all filings or recordations necessary to perfect its Liens on the Collateral of the Continuing Obligors, and UCC, PPSA and Lien searches and other evidence satisfactory to Agent that such Liens are the only Liens upon the Collateral of the Continuing Obligors, except Permitted Liens;

(vi)       Agent receives a portion of the Purchase Price (as defined in the Purchase Agreement) in the amount of $17,290,322.30, equal to the book value of all Accounts and Inventory owned by any Mustang Entity on the Closing Date (as defined in the Purchase Agreement), as certified by Holdings in writing and accepted by Agent (such amount, the "Minimum Paydown Amount") in immediately available funds and in accordance with the following wiring instructions (such Deposit Account, the "Proceeds Account"):

Bank of America, N.A.

New York, New York

Account #: 936 933 7552

Routing # (ABA): 026 009 593

SWIFT Code: BOFAUS3N

Chip #: 0959

For Credit to: Bank of America – Southeast Collection Account

(vii)       Agent receives true, correct, and complete copies of the Sale Documents;

(viii)       Agent receives (i) a copy of a duly signed consent under the Term Loan Agreement providing for a consent substantially identical to the consent provided for in Section 1(a) hereof (the "Term Loan Consent"), and (ii) an amendment to the Intercreditor Agreement duly signed by Term Loan Agent and Obligors; and

(ix)       Agent receives written confirmation from Term Loan Agent that Term Loan Agent has received the Term Paydown Sum (as defined in the Term Loan Consent).

(b)       The effectiveness of Sections 1(b) and (c) of this Amendment shall be subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Agent (as determined by Agent in its sole discretion), on or before June 20, 2019:

(i)       Agent receives an original signed counterpart to this Amendment from each Lender and each Obligor; and

(ii)       Agent receives a copy of a duly signed consent under the Term Loan Agreement providing for a consent substantially identical to the consent provided for in Sections 1(b) and (c) hereof.

6.       Form of Release; Expense Reimbursement. Upon the satisfaction of each condition precedent set forth in Section 5(a) above in accordance with the terms of such Section 5(a), Agent or its counsel shall promptly file the release documents attached to this Amendment as Exhibit B. Obligors shall promptly reimburse Agent for all costs and expenses (including, without limitation, legal fees and expenses) incurred by Agent in connection with the preparation, documentation, and negotiation of this Amendment and the exhibits hereto and the consummation of the transactions herein described.

7.       Sweep Authorization. Upon the deposit of Minimum Paydown Amount into the Proceeds Account, Agent is authorized to sweep and apply the Minimum Paydown Amount to the Obligations in accordance with the Loan Agreement.

8.       Release of Claims. To induce Agent and Lenders to enter into this Amendment, each Obligor (including, without limitation, each Mustang Entity) hereby releases, acquits and forever discharges Agent and each Secured Party, and all officers, directors, agents, employees, successors and assigns of Agent and each Secured Party, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Obligor now has or ever had against Agent or any Secured Party arising under or in connection with this Amendment, the Loan Agreement, any of the other Loan Documents or otherwise. Each Obligor (including, without limitation, each Mustang Entity) represents and warrants to Agent and Lenders that such Obligor has not transferred or assigned to any Person any claim that such Obligor ever had or claimed to have against Agent or any Secured Party.

9.       Representations and Warranties. Each Obligor represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists immediately prior to or immediately after giving effect to this Amendment; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate or limited liability company action on the part of Obligors and this Amendment has been duly executed and delivered by Obligors; and all of the representations and warranties made by Obligors in the Loan Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on such earlier date.

10.       Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

11.       Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default in accordance with the terms and conditions set forth in Section 11.1 of the Loan Agreement.

12.       Waiver of Jury Trial. Obligors, Lenders, and Agent each irrevocably waives their respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to this Amendment or the transactions contemplated hereby, in any action, proceeding or other litigation of any type brought by any of the parties hereto against any other party hereto.

[Remainder of page intentionally left blank.]

13.       Miscellaneous. If this Amendment is acceptable to Obligors, please evidence each Obligor's agreement with the terms hereof by executing and returning the enclosed copy of this Amendment to Agent on or before June 20, 2019. By its signature below, each Obligor agrees that Agent's Lien upon the Released Assets will not be released until all of the conditions to the release thereof have been fully satisfied, including, without limitation, Agent's receipt of the Paydown Sum in an aggregate amount not less than the Minimum Paydown Amount in accordance with Section 5 above. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks). This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

Very truly yours,

AGENT:

BANK OF AMERICA, N.A., as Agent

By:	/s/ JOHN M. OLSEN
	Name:	John M. Olsen
	Title:	Senior Vice President

U.S. LENDER:

BANK OF AMERICA, N.A.

By:	/s/ JOHN M. OLSEN
	Name:	John M. Olsen
	Title:	Senior Vice President

[Signatures continue on following page.]

Consent and Fifth Amendment to Second Amended and Restated Loan and Security Agreement – Mustang (Safariland)

CANADIAN LENDER:

BANK OF AMERICA, N.A. (acting through its Canada branch)

By:	/s/ SYLWIA DURKIEWICZ
	Name:	Sylwia Durkiewicz
	Title:	Vice President

[Signatures continue on following page.]

Consent and Fifth Amendment to Second Amended and Restated Loan and Security Agreement – Mustang (Safariland)

MAUI ACQUISITION CORP.

SAFARILAND, LLC

SAFARILAND GLOBAL SOURCING, LLC

HORSEPOWER, LLC

MUSTANG SURVIVAL HOLDINGS, INC.

MUSTANG SURVIVAL, INC.

MUSTANG SURVIVAL MFG, INC.

MED-ENG, LLC

SENCAN HOLDINGS, LLC

LAWMEN'S DISTRIBUTION, LLC

SAFARILAND DISTRIBUTION, LLC

UNITED UNIFORM DISTRIBUTION, LLC

MUSTANG SURVIVAL ULC

MED-ENG HOLDINGS ULC

GH ARMOR SYSTEMS INC.

PACIFIC SAFETY PRODUCTS INC.

By:	/s/ GRAY HUDKINS

Name:	Gray Hudkins
Title:	Vice President

ATLANTIC TACTICAL, INC.

By:	/s/ JULIO SALVADOR
Name:	Julio Salvador
Title:	Secretary

Consent and Fifth Amendment to Second Amended and Restated Loan and Security Agreement – Mustang (Safariland)